                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      Date of Report:  September 25, 1997
                                       ------------------
                       (Date of earliest event reported)



                          HELLER FUNDING CORPORATION
                HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
                -----------------------------------------------
     (Exact name of registrants as specified in their respective charters)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



              333-30207                             36-4165546
              ---------                             ----------
      (Commission File Number)          (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                           60661
-----------------------------------------                           -----
 (Address of principal executive offices)                         (Zip Code)


                                (312) 441-7246
                                --------------
              (Registrant's telephone number, including area code)




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Item 5.  Other Events
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Attached, for the distribution date of September 25, 1997, is the Monthly
Report, filed as Exhibit 99.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of September 25, 1997.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 8, 1997
       ---------------



                              HELLER FUNDING CORPORATION



                              By:    /s/ David R. Schmuck
                                     --------------------
                                     David R. Schmuck
                              Title: Vice President


                                       2
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                                 EXHIBIT INDEX



Exhibit
Number    Document Description
------    --------------------

99 Heller Funding Corporation - Monthly Report for the Distribution Date of September 25, 1997.

                                       3